                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 27, 1996.

                        THE CHICAGO DOCK AND CANAL TRUST
             (Exact name of registrant as specified in its charter)


ILLINOIS                            0-13804              36-2476640
--------                            -------              ----------
(State or other jurisdiction        (Commission          (IRS Employer
of incorporation)                   File Number)         Identification No.)


455 East Illinois Street, Suite 565                      60611
-----------------------------------                      -----
Chicago, Illinois                                        (Zip Code)
-----------------
(Address of principal executive offices)


                                 (312) 467-1870
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

                 On September 27, 1996, The Chicago Dock and Canal Trust (the "Trust") announced that it has entered into a definitive Agreement and Plan of Merger (the "Merger Agreement"), dated September 27, 1996, with Newsweb Corporation ("Newsweb") providing for the purchase of all outstanding shares of the Trust by Newsweb for $21.00 per share in cash. The press release of the Trust relating to the transaction is attached hereto as an exhibit and is incorporated herein by this reference. The Merger Agreement is also attached hereto as an exhibit.

Item 7.          Financial Statements, Pro Forma
                 Financial Information and Exhibits

                 (c)      Exhibits

                 The exhibits accompanying this report are listed in the accompanying Exhibit Index.


                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE CHICAGO DOCK AND CANAL TRUST
                                      --------------------------------
                                              (Registrant)


                                      By:   /s/ David R. Tinkham
                                            ------------------------------------
                                                David R. Tinkham, Vice President


Dated: October 1, 1996

                                 EXHIBIT INDEX


The following exhibits are filed herewith as noted below.


Exhibit No.                      Exhibit
----------                       -------

2(a) Agreement and Plan of Merger, dated as of September 27, 1996, among Newsweb Corporation, CDCT Acquisition Trust, and The Chicago Dock and Canal Trust.

20(a)                   Press Release dated September 27, 1996.